UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

52-2, Building, BDA International Enterprise Avenue,

No. 2 Jingyuan North Street

Daxing District, Beijing, P.R. China

Post code: 100176

(Address of principal executive offices)    (Zip code)

+86(10)8520-5588

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On May 6, 2011, UTStarcom, Inc. (the “Company”) is giving a presentation at the conference call to discuss first quarter 2011 financial results. The Company’s presentation will include a slide show in the form attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description
99.1	First Quarter 2011 Earnings Call Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: May 6, 2011	By:	/s/ Jack Lu
	Name:	Jack Lu
	Title:	Chief Executive Officer and President

Exhibit List

Exhibit No.	Description
99.1	First Quarter 2011 Earnings Call Presentation dated May 6, 2011